SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

|_| Preliminary Proxy Statement      |_| Confidential, For Use of the Commission
|X| Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Under
    Rule 14a-12

                                 COMPRESSCO, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     |_| Fee paid previously with preliminary materials:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                COMPRESSCO, INC.
                                  ------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 14, 2003
                                  ------------

To Our Stockholders:

         Notice is hereby given that the 2002 Annual Meeting of Stockholders of Compressco, Inc. ("Compressco" or the "Company") will be held at the Omni Royal Crescent Hotel, 535 Gravier Street, New Orleans, Louisiana 70130, on May 14, 2003 at 10:00 a.m. Louisiana time. The Annual Meeting is being held for the following purposes:

1. To elect six directors to the Compressco Board of Directors, to hold office until their successors are duly elected;

2. To ratify the selection of Ernst & Young LLP as the independent public accountants of Compressco for the fiscal year 2003; and

3. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

         Only stockholders of record of the Common Stock of the Company at the close of business on March 28, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any of its adjournments or postponements.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

                                              By Order of the Board of Directors

                                               /s/ Jerry W. Jarrell
                                              -------------------------------
                                              Jerry W. Jarrell
                                              Secretary

Oklahoma City, Oklahoma
April 7, 2003



         In order to ensure your representation at the meeting, please complete, date, sign and return the accompanying proxy in the enclosed envelope as promptly as possible. If you are a stockholder of record and do attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person.

                                COMPRESSCO, INC.
                                1313 25th Street
                          Oklahoma City, Oklahoma 73129
                                  ------------
                                 PROXY STATEMENT
                                  ------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 14, 2003

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Compressco, Inc., a Delaware corporation ("Compressco" or the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Omni Royal Crescent Hotel, 535 Gravier Street, New Orleans, Louisiana 70130, on May 14, 2003 at 10:00 a.m. Louisiana time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

         At the Annual Meeting,  the  stockholders of the Company will vote upon
(i) the election of six directors to serve until the next annual meeting of shareholders and until their successors have been elected and have qualified;
(ii) the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year 2003; and (iii) such other business, if any, as may properly come before the Annual Meeting or any of its adjournments or postponements.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or, with respect to stockholders of record, by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The close of business on March 28, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, 153,235 shares of Common Stock, par value $1.00 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting. A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of the Common Stock issued and outstanding on March 28, 2003, will constitute a quorum.

         Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters. The director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants will require the affirmative vote of a majority of the shares present or represented and voting on this matter at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum).

         A copy of the Company's 2002 Annual Report to Stockholders and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about April 7, 2003.

                               GENERAL INFORMATION

Q:       Who is soliciting my proxy?
A: We, the Board of Directors of Compressco (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at Compressco's Annual Meeting of Stockholders. Certain directors, officers, and employees of Compressco also may solicit proxies on our behalf by mail, phone, fax, or in person.

Q:       Who is paying for this solicitation?
A: Compressco will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:       On what am I voting?
A:       You will have the chance to vote on, specifically:

         o        the election of six directors to Compressco's Board; and

         o the ratification of the selection of Ernst & Young LLP as Compressco's independent public accountants for fiscal year 2003.

Q:       Who can vote?
A: Only holders of Compressco Common Stock at the close of business on March 28, 2003, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock. Under the Securities and Exchange Commission's definition, "beneficial ownership" of shares means shares over which a person has sole or shared voting or investment power.

Q:       How do I vote?
A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage prepaid-envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the voting by providing Compressco's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preference, Jerry W. Jarrell and Burt H. Keenan, the proxy holders, will vote your shares as follows:

         o        FOR the election of each of the nominees for director; and

         o FOR the ratification of the selection of the independent public accountants.

Q:       What constitutes a quorum?
A: On the record date, Compressco had 153,235 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares, consisting of our outstanding Common Stock (a quorum) must be present at the meeting or represented by proxy.

Q:       What vote is required to approve each proposal?
A: For the election of directors, the affirmative vote of a plurality of the votes cast by person or proxy at the Annual Meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q:       What if my shares are held in "street name?"
A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by The NASDAQ Stock Market, such as the election of directors and the selection of independent public accountants. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). All matters other than the election of directors must be approved by a majority of the votes cast. Directors are elected by a plurality of the votes cast. The six nominees for Directors who receive the largest number of votes cast will be elected as Directors. Abstentions and broker non-votes, if any, will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q:       Can I vote on other matters?
A: The matters presented at an annual meeting are limited to those properly presented by the Board and those presented by stockholders so long as the stockholder has given Compressco's Secretary prior written notice of the matter by January 15, 2003. We do not currently expect any other matter to come before the Annual Meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives Jerry W. Jarrell and Burt H. Keenan, the proxy holders, authority to vote your shares.

Q:       How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, Jerry W. Jarrell and Burt H. Keenan, the proxy holders, on the proxy card will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

         o        the election of the nominated slate of directors; and

         o the ratification of the selection of the independent public accountants.

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q:       When are stockholder proposals for the 2003 annual meeting due?
A: Stockholders interested in presenting a proposal to be considered for inclusion in next year's Proxy Statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be submitted in writing to the Secretary, Compressco, Inc., 1313 25th Street, Oklahoma City, Oklahoma 73129 before January 15, 2004.

Q:       How do I get  copies  of the  exhibits  filed  with  Compressco's  Form
         10-KSB?
A: A copy of Compressco's Annual Report for 2002, which contains Compressco's Form 10-KSB and consolidated financial statements, was delivered to you with this Proxy Statement. Compressco will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with Compressco's Form 10-KSB for a reasonable fee. Requests for such copies should be directed to the Secretary, Compressco, Inc., 1313 25th Street, Oklahoma City, Oklahoma 73129. In addition, copies of all exhibits filed electronically by Compressco may be reviewed and printed from the Securities and Exchange Commission's website at: http://www.sec.gov.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, you and the other stockholders will elect six individuals to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.

         The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting or any of its postponements or adjournments, an event which is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board. We recommend a vote FOR all nominees.

         The Board of Directors unanimously recommends a vote "FOR" the election of the Nominees listed below.

Information with Respect to Nominee and Continuing Directors

         The following table sets forth certain information with respect to the nominees for director, each of whom has consented to serve, if elected:


         Name             Age      Director Since       Principal Occupation

Burt H. Keenan (1)(2)     63        1993                Burt H.  Keenan has served as our  Chairman of the Board since inception  in  February  1993.  He also  served  as  President until  October  1999.  From August 1999 to September  2000, he
                                                        was a  non-executive  Director of Independent  Energy Holdings
                                                        PLC, an independent  marketer of  electricity  and natural gas in the  U.K.  From  April  1991 to  August  1999,  Mr.  Keenan
                                                        served  as  Executive  Chairman  of  Independent   Energy.  In
                                                        September  2000,  Independent  Energy  became the subject of a receivership  proceeding  under U.K.  law.  Since 1987, he has
                                                        been   associated   with  Chaffe  &   Associates,   Inc.,   an
                                                        investment  banking firm  located in New  Orleans,  Louisiana, where he  specializes  in capital  formation  for emerging and middle  market  companies.  From 1969 to 1986,  Mr. Keenan was the founder,  Chairman and CEO of Offshore Logistics,  Inc., a public  oil and  gas  service  company  operating  a fleet  of marine service vessels and helicopters  worldwide.  Mr. Keenan was a member of the  National  Advisory  Council on Oceans and
                                                        Atmosphere,  a United States Presidential  Commission,  and of
                                                        various industry  associations.  Mr. Keenan received Bachelors and  Masters  degrees in business  administration  from Tulane
                                                        University.

Brooks Mims Talton, III           36        1999        Brooks  Mims  Talton,  III has  served as our Chief  Executive
                                                        Officer  and a Director  since  October  1999.  He is also the founder and  President  of GJ  Measurement,  L.L.C.,  which we acquired in October  1999,  operating  since 1994 as a natural gas  measurement,  monitoring  and  control  systems  company.
                                                        Customers  range from small  independents to major oil and gas companies.  From 1991 to 1994,  he was founder and Co-owner of
                                                        Well  Link  Corporation.  From 1989 to 1991 he  operated  as a sole  proprietor,  Mims Oil Tools  specializing  in  automated plunger lift  production  systems.  Prior to 1989,  Mr. Talton
                                                        worked  for  two  oil  and  gas   exploration  and  production



         Name             Age      Director Since       Principal Occupation

                                                        companies  performing  prospect research and development.  Mr.
                                                        Talton holds a B.A. in  Political  Science with an emphasis on
                                                        Energy/Public Policy from the University of Oklahoma.

Jerry W. Jarrell (1)(2)   61       1994                 Jerry W. Jarrell served as our Chief  Financial  Officer since inception in February 1993 through  December  2000.  Effective
                                                        January 1,  2001,  Mr.  Jarrell  resigned  as Chief  Financial
                                                        Officer  and was  replaced by Gary  McBride.  From May 1998 to
                                                        September   2000,   he  was  a   non-executive   Director   of
                                                        Independent  Energy Holdings PLC. From April 1991 to May 1998,
                                                        Mr.  Jarrell was an  Executive  Director  and Chief  Financial
                                                        Officer of Independent Energy. In September 2000,  Independent
                                                        Energy became the subject of a receivership  proceeding  under
                                                        U.K.  law.  He  served  as  Chief  Financial  Officer  for the
                                                        Woodson  Companies,  an oil field construction  company,  from
                                                        1977 to 1990.  From 1971 to 1977, he was  Secretary-Controller
                                                        for Offshore Logistics.  From 1966 to 1971, he was a Certified
                                                        Public Accountant with Arthur Andersen and Company,  and holds a B.S. degree in accounting from Louisiana Tech University.

D. B. H. Chaffe III (2)          69         1993        D.B.H.  Chaffe  III has  been  President  and CEO of  Chaffe &
                                                        Associates,  Inc., an  investment  banking firm located in New
                                                        Orleans,  Louisiana,  since  1982.  From  1981  to  1985,  Mr.
                                                        Chaffe  was   President,   CEO  and   Treasurer  of  Becker  &
                                                        Associates,  Inc.,  a marine  contracting  firm,  following  a leveraged  buy-out by Mr.  Chaffe  and two other  individuals.
                                                        From  1969  to  1981,  he was  Executive  Vice  President  and
                                                        Director  and  head of  corporate  finance  at  Howard,  Weil,
                                                        Labouisse,  Friedrichs,  Inc., Prior to 1969, Mr. Chaffe was a
                                                        registered  representative and principal of investment banking firms.  He has served on  advisory  committees  and has been a
                                                        member  of   National   Securities   Associations   and  stock
                                                        exchanges.   Mr.  Chaffe  received  a  bachelor's   degree  in
                                                        engineering from Tulane University.

Jack Rettig (1)                  49         1999        Jack  Rettig was  President  of Moores  Wireline,  an oilfield service  company,  from  1993  to  1998  and  currently  is an independent  consultant.  During  1978 to 1993 he worked  with various exploration and production  companies including Exxon,
                                                        Tee Operating,  Pacific Enterprises and Walter  International.
                                                        He graduated  from Louisiana  State  University in 1978 with a
                                                        BS in mechanical engineering.

J. Michael Drennen               50         2000        J. Michael  Drennen is currently a Vice President with Crawley
                                                        Petroleum Corporation,  an independent oil and gas producer in
                                                        Oklahoma  City,  Oklahoma.  He was with Devon Energy from 1974 to 2001.  With Devon,  he  previously  held the  positions  of
                                                        Manager of Reservoir and Acquisitions Engineering,  Manager of
                                                        Production and District Engineer.  Mr. Drennen is a registered petroleum  engineer  and  graduated  from  the  University  of
                                                        Oklahoma in 1974 with BS in petroleum engineering.
_______________
(1)      Member of the compensation committee

(2)          Member of the audit committee


Meetings of the Board and its Committees

         The Board of Directors held one meeting during fiscal 2002. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 2002.

Audit Committee

         Our audit committee consists of Jerry W. Jarrell, Burt H. Keenan and D.
B. H. Chaffe III. None of the members of the audit committee is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee makes recommendations to the board of directors regarding the selection of independent public accountants, reviews the results and scope of the audit and other services provided by our independent public accountants and evaluates our internal accounting procedures.

         During fiscal 2002 the audit committee held one meeting. The Company's Board of Directors is in the process of adopting a written charter for the audit committee.

Compensation Committee

         Our compensation committee consists of Burt H. Keenan, Jack Rettig and Jerry W. Jarrell. The compensation committee reviews and approves compensation and benefits for our executive officers. The compensation committee also administers our compensation and stock plans and makes recommendations to the board of directors regarding such matters.

         During fiscal 2002 the compensation committee held one meeting.

Compensation of Directors

         Other than reimbursing directors for customary and reasonable expenses incurred in attending board of directors and committee meetings, we do not currently compensate our directors.

                             AUDIT COMMITTEE REPORT

         The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.

Membership and Role of the Audit Committee

         The audit committee consists of Jerry W. Jarrell, Burt H. Keenan and D.
B. H. Chaffe III. The audit committee makes recommendations to the board of directors regarding the selection of independent public accountants, reviews the results and scope of the audit and other services provided by our independent public accountants and evaluates our internal accounting procedures.

Review of Compressco's Audited Financial Statements and Discussions with Management and Independent Accountants

         In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements in the annual report with management. The audit committee has received from the independent accountants written disclosures and a letter concerning the independent accountants' independence from Compressco, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These disclosures have been reviewed by the audit committee and discussed with the independent accountants. In addition, the audit committee has discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standard, AU ss. 380).

         Based on these reviews and discussions, the audit committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Compressco's Annual Report on Form 10-KSB for the year ended December 31, 2002. The audit committee and the Board also have recommended, subject to shareholder approval, the selection of Compressco's independent public accountants.



                                                     BY THE AUDIT COMMITTEE

                                                     Jerry W. Jarrell
                                                     Burt H. Keenan
                                                     D. B. H. Chaffe III

                             EXECUTIVE COMPENSATION


Summary Compensation Table

         The following table sets forth all compensation awarded to, earned by or paid to the named executive officers for the years ended December 31, 2002 and 2001.



                           SUMMARY COMPENSATION TABLE


                                         Annual Compensation               Long Term Compensation
                                         -------------------               ----------------------
                                                                        Number of
                                                                       Securities
                                                                       Underlying       All Other
Name and Principal Position               Salary         Bonus          Options        Compensation
---------------------------               ------         -----         ----------     --------------
Year ended December 31, 2002

 Burt H. Keenan, Chairman of the Board      --            --              --                 --
 Brooks Mims Talton, CEO                  $86,154       $50,000           --               $7,636
 Kenneth R. Reagan, COO                   $77,881       $19,000                            $6,068
 Gary McBride, CFO                        $93,000       $18,000           --               $8,407

 Year ended December 31, 2001
 Burt H. Keenan, Chairman of the Board      --            --             1,500               --
 Brooks Mims Talton, CEO                  $80,000       $40,000           --               $6,063
 Kenneth R. Reagan, COO                   $56,096       $20,000                           $   963
 Gary McBride, CFO                        $93,000       $20,000                            $6,041


Option Grants in Last Fiscal Year

         No options were granted to the named executive officers during the year ended December 31, 2002.

Stock Options Held at Fiscal Year End

         The following table sets forth information concerning the value realized upon exercise of options during 2002 and the number and value of unexercised options held by the named executive officers at December 31, 2002. The value of the unexercised in-the-money options is based on the fair market value of our common stock as of December 31, 2002, determined by the board of directors in the manner discussed above to be $65.00 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. The fair market value of our common stock was determined based on the results of the year ending December 31, 2002 and using industry wide multiplies of earnings per share and earnings before interest, taxes, depreciation and amortization expense and a 35% discount for the lack of marketability of the common stock at this time.



                                      AGGREGATED FISCAL YEAR-END OPTION VALUES
                                                                                             Value of Unexercised
                                                                Number of Unexercised      in-the-money options at
                                      Shares                   Option at December 31,         December 31, 2002
                                                                         2002
                                     Acquired        Value
                                    on Exercise    Realized    Exercisable  Unexercised  Exercisable   Unexercisable
 Burt H. Keenan........                 --            --          5,000        1,500      $250,000        $52,500
 Brooks Mims Talton....                 --            --           --           --           --             --
 Kenneth R. Reagan............          --            --           --          3,000         --          $105,000
 Gary McBride..................         --            --           --          3,000         --          $105,000


         Security Ownership of Certain Beneficial Owners and Management


     The following table sets forth, as of December 31, 2002, the stock ownership of all persons known to own beneficially five percent or more of the Company's Common Stock and all directors and officers of the Company, individually and as a group. Each person has sole voting and investment power over the shares indicated, except as noted. Unless otherwise noted, the address of each of the Company's officers and directors is 1313 25th Street, Oklahoma City, Oklahoma 73129.

                                                             Number of Shares of
                                                                Common Stock
            Name                               Beneficially Owned        Percent
  5% Stockholders:
       John E. Koerner (1)                          14,200               9.0%
       A. F. Lundy (2)                              11,273               7.2%
  Officers and Directors:
       Burt H. Keenan (3)                           18,970               11.5%
       Brooks Mims Talton                           28,333               18.5%
         Kenneth Reagan                                --                  --
       Gary McBride                                    --                  --
       Jerry W. Jarrell (4)                           6,965               4.4%
       D. B. H. Chaffe III (5)                        6,320               4.1%
       Jack Rettig (6)                               10,172               6.5%
       J. Michael Drennen                              --                  --
  All officers and directors as a group
   (8 persons) (7)                                   70,760              40.5%

(1) Includes 4,200 shares issuable upon exercise of stock warrants held by Koerner Capital Corporation. Mr. Koerner's address is 601 Poydras Street, Suite 16-B, New Orleans, Louisiana 70130.
(2) Includes 2,940 shares issuable upon exercise of stock warrants held by Mr. Lundy. Mr. Lundy's address is 903 Park Avenue, Apartment 16-B, New York, New York 10021.
(3) Includes 6,300 shares issuable upon exercise of stock warrants and 5,000 shares issuable upon exercise of stock options held by Mr. Keenan.
(4) Includes 840 shares issuable upon exercise of stock warrants and 4,000 shares issuable upon exercise of stock options held by Mr. Jarrell.
(5) Includes 2,000 shares issuable upon exercise of stock options held by Mr. Chaffe.
(6) Includes 1,260 shares issuable upon exercise of stock warrants and 2,000 shares issuable upon exercise of stock options held by Mr. Rettig.
(7) Includes 8,400 shares issuable upon exercise of stock warrants and 13,000 shares issuable upon exercise of stock options held by the named executive officers and directors.

                                 PROPOSAL NO. 2
              PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                 AS COMPRESSCO'S INDEPENDENT PUBLIC ACCOUNTANTS
                            FOR THE FISCAL YEAR 2003


         The Board has appointed Ernst & Young LLP, certified public accountants, as accountants to examine the financial statements of Compressco for the fiscal year ending December 31, 2003, and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Ernst & Young LLP, the adverse vote will be considered as a direction to the Board to select other accountants for the next fiscal year. However, because of the difficulty and expense of making any substitution of accountants after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2003 will be permitted to stand unless the Board finds other reasons for making a change. It is understood that even if the selection of Ernst & Young LLP is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Compressco and its stockholders.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

         The Board of Directors unanimously recommends a vote "FOR" the ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year 2003.

Information with respect to the Independent Public Accountants

         Audit Fees

         Ernst & Young LLP's aggregate fees billed for professional services rendered for the audit of our annual financial statements for the 2002 fiscal year and the review of the financial statements included in the our Forms 10-QSB for the 2002 fiscal year were $43,000.

         Financial Information Systems Design and Implementation Fees

         Ernst & Young LLP did not render any services with respect to our financial information systems design and implementation for the fiscal year 2002.

         All Other Fees

         Ernst & Young LLP's fees for all other services rendered to us in 2002 were $4,261 for tax consulting fees.

                              CERTAIN TRANSACTIONS


Consulting Agreement

         The Company has an oral agreement with Jerry W. Jarrell, a director, to provide consulting services to the Company. The agreement, which commenced on January 1, 1995, and was renewed in 1997 and 1999, currently provides for $2,000 compensation per month and expires in December 2003.

Stock Option Plan

         The Company, by resolution of its Board of Directors and stockholders, adopted a 1993 Stock Option Plan (the "Plan") on February 16, 1993. The Plan enables each Company to offer an incentive based compensation system to employees, officers and directors and to employees of companies who do business with the Company.

         In the discretion of a committee comprised of non-employee directors (the "Committee"), directors, officers, and key employees of the Company and its subsidiaries or employees of companies with which the Company does business become participants in the Plan upon receiving grants in the form of stock options or restricted stock. A total of 2,000,000 shares are authorized for issuance under the Plan, of which 32,050 shares are issuable under options granted to officers, directors and key employees at December 31, 2002. The Company may increase the number of shares authorized for issuance under the Plan or may make other material modifications to the Plan without shareholder approval. However, no amendment may change the existing rights of any option holder.

         Any shares which are subject to an award but are not used because the terms and conditions of the award are not met, or any shares which are used by participants to pay all or part of the purchase price of any option may again be used for awards under the Plan. However, shares with respect to which a stock appreciation right has been exercised may not again be made subject to an award.

         Stock options may be granted as non-qualified stock options or incentive stock options, but incentive stock options may not be granted at a price less than 110% of the fair market value of the stock as of the date of grant; non-qualified stock options may not be granted at a price less than 85% of fair market value of the stock as of the date of grant. Restricted stock may not be granted under the Plan in connection with incentive stock options.

         Stock options may be exercised during a period of time fixed by the Committee except that no stock option may be exercised more than ten years after the date of grant or three years after death or disability, whichever is later. In the discretion of the Committee, payment of the purchase price for the shares of stock acquired through the exercise of a stock option may be made in cash, shares of the Company's Common Stock or by delivery of recourse promissory notes or a combination of notes, cash and shares of the Company's Common Stock or a combination thereof. Incentive stock options may only be issued to directors, officers and employees of the Company.

         Stock options granted under the Plan may include the right to acquire an Accelerated Ownership Non-Qualified Stock Option ("AO"). If an option grant contains the AO feature and if a participant pays all or part of the purchase price of the option with shares of the Company's Common Stock, then upon exercise of the option the participant is granted an AO to purchase, at the fair market value as of the date of the AO grant, the number of shares of common stock of the Company equal to the sum of the number of whole shares used by the participant in payment of the purchase price and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO may be exercised between the date of grant and the date of expiration, which will be the same as the date of expiration of the option to which the AO is related.

         Stock appreciation rights and/or restricted stock may be granted in conjunction with, or may be unrelated to stock options. A stock appreciation right entitles a participant to receive a payment, in cash or common stock or a combination thereof, in an amount equal to the excess of the fair market value of the stock at the time of exercise over the fair market value as of the date of grant. Stock appreciation rights may be exercised during a period of time fixed by the Committee not to exceed ten years after the date of grant or three years after death or disability, whichever is later.

         Restricted stock requires the recipient to continue in service as an officer, director, employee or consultant for a fixed period of time for ownership of the shares to vest. If restricted shares or stock appreciation rights are issued in tandem with options, the restricted stock or stock appreciation right is canceled upon exercise of the option and the option will likewise terminate upon vesting of the restricted shares.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). The SEC has designated specific due dates for such reports and the Company must identify in this Proxy Statement those persons who did not timely file such reports.

Based solely upon a review of Forms 3, 4 and 5, the amendments thereto, and certain written representations furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act, the Company believes that its directors and officers, and persons who beneficially own more than 10% of its Common Stock, did not comply with all applicable filing requirements prior to the Company's acquisition of Gas Jack, Inc. and accordingly were not in compliance with
Section 16(a) during the fiscal year ended December 31, 2002.

                                OTHER INFORMATION

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

                              STOCKHOLDER PROPOSALS

         Any  stockholder  who  intends to present a proposal at the next Annual
Meeting of Stockholders, for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting, must submit that proposal to the Company at its principal executive offices by January 15, 2004.

                             SOLICITATION OF PROXIES

         It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                          ANNUAL REPORT ON FORM 10-KSB

         The Company's annual report on form 10-KSB, which has been filed with the Securities and Exchange Commission for the year ended December 31, 2002, will be made available to stockholders without charge upon written request to the Company's Chief Financial Officer, 1313 25th Street, Oklahoma City, Oklahoma 73129, U.S.A.

                                 OTHER BUSINESS

         Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will vote upon them in accordance with their best judgment.

                                             On Behalf of the Board of Directors



                                             Jerry W. Jarrell
                                             Secretary


Oklahoma City, Oklahoma
April 7, 2003

PROXY CARD                       COMPRESSCO, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS--MAY 14, 2003

         Jerry W. Jarrell and Burt H. Keenan (the "Proxy Holders"), or either of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Compressco, Inc. Common Stock of the undersigned at the Annual Meeting of Stockholders of Compressco, Inc., (the "Company") to be held at the Omni Royal Crescent Hotel, 535 Gravier Street, New Orleans, Louisiana 70130, on May 14, 2003 at 10:00 a.m. Louisiana time, and at any adjournments or postponements of that meeting upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

         You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. PLEASE MARK, SIGN AND DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

|X|  please mark your votes as in this example.

1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The nominees are Burt H. Keenan, Brooks Mims Talton, Jerry W. Jarrell,
         D. B. H. Chaffe III,  Michael Drennen and Jack Rettig.
                FOR |_|              AGAINST   |_|            ABSTAIN |_|

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike the nominee's name.

2. To approve the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company.
                FOR |_|                AGAINST |_|             ABSTAIN |_|

|_| Mark here if you plan to attend the Annual Meeting.

PROXY CARD                       COMPRESSCO, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS--MAY 14, 2003

         Jerry W. Jarrell and Burt H. Keenan (the "Proxy Holders"), or either of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Compressco, Inc. Common Stock of the undersigned at the Annual Meeting of Stockholders of Compressco, Inc., (the "Company") to be held at the Omni Royal Crescent Hotel, 535 Gravier Street, New Orleans, Louisiana 70130, on May 14, 2003 at 10:00 a.m. Louisiana time, and at any adjournments or postponements of that meeting upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

         You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. PLEASE MARK, SIGN AND DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

|X|  please mark your votes as in this example.

1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The nominees are Burt H. Keenan, Brooks Mims Talton, Jerry W. Jarrell,
         D. B. H. Chaffe III,  Michael Drennen and Jack Rettig.
                FOR |_|              AGAINST   |_|            ABSTAIN |_|

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike the nominee's name.

2. To approve the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company.
                FOR |_|                AGAINST |_|             ABSTAIN |_|

|_| Mark here if you plan to attend the Annual Meeting.

PROXY CARD                       COMPRESSCO, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS--MAY 14, 2003

         Jerry W. Jarrell and Burt H. Keenan (the "Proxy Holders"), or either of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Compressco, Inc. Common Stock of the undersigned at the Annual Meeting of Stockholders of Compressco, Inc., (the "Company") to be held at the Omni Royal Crescent Hotel, 535 Gravier Street, New Orleans, Louisiana 70130, on May 14, 2003 at 10:00 a.m. Louisiana time, and at any adjournments or postponements of that meeting upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

         You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. PLEASE MARK, SIGN AND DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

|X|  please mark your votes as in this example.

1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The nominees are Burt H. Keenan, Brooks Mims Talton, Jerry W. Jarrell,
         D. B. H. Chaffe III,  Michael Drennen and Jack Rettig.
                FOR |_|              AGAINST   |_|            ABSTAIN |_|

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike the nominee's name.

2. To approve the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company.
                FOR |_|                AGAINST |_|             ABSTAIN |_|

|_| Mark here if you plan to attend the Annual Meeting.

In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournments or postponements thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees for director and FOR the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company. The Board of Directors recommends a vote FOR election of the nominee for director and FOR the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company.

As of the date hereof, the undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 14, 2003, the accompanying Proxy Statement and the accompanying Annual Report of the Company for the year ended December 31, 2002.

Signature:__________________________________ Date:____________________

Signature:__________________________________ Date:____________________


Note: Sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. Corporations should give full corporate name and have a duly authorized officer sign, stating title. Partnerships should sign in partnership name by authorized person.ote:
Sign exactly as your name appears hereon


Change of Address: If your address has changed, provide us with your new address:




In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournments or postponements thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees for director and FOR the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company. The Board of Directors recommends a vote FOR election of the nominee for director and FOR the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company.

As of the date hereof, the undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 14, 2003, the accompanying Proxy Statement and the accompanying Annual Report of the Company for the year ended December 31, 2002.

Signature:__________________________________ Date:____________________

Signature:__________________________________ Date:____________________


Note: Sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. Corporations should give full corporate name and have a duly authorized officer sign, stating title. Partnerships should sign in partnership name by authorized person.ote:
Sign exactly as your name appears hereon


Change of Address: If your address has changed, provide us with your new address:




In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournments or postponements thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees for director and FOR the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company. The Board of Directors recommends a vote FOR election of the nominee for director and FOR the ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company.

As of the date hereof, the undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 14, 2003, the accompanying Proxy Statement and the accompanying Annual Report of the Company for the year ended December 31, 2002.

Signature:__________________________________ Date:____________________

Signature:__________________________________ Date:____________________


Note: Sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. Corporations should give full corporate name and have a duly authorized officer sign, stating title. Partnerships should sign in partnership name by authorized person.ote:
Sign exactly as your name appears hereon


Change of Address: If your address has changed, provide us with your new address: